EXHIBIT D2

                      COMPLIANCE CERTIFICATE


                   For the Fiscal Period Ending
                  [____________] [____], 19[____]


INTEREST COVERAGE RATIO (calculated for the period of the four most recently ended Fiscal Quarters)

     (a)  Consolidated Net Income                                $____________

     (b)  Consolidated Income Taxes                              $____________

     (c)  Consolidated Interest Expense                          $____________

     (d)  Consolidated EBIT ((a)+(b)+(c))                        $____________

     (e)  Consolidated Amortization                    $____________

     (f)  Consolidated EBITA ((d)+(e))                           $____________

     (g)  Interest Coverage Ratio ((f)/(c))            _____________

     (h)  Required Ratio

          (i)  on or after December 31, 1995 and
                 on or before September 30, 1996             2.40

          (ii) after September 30, 1996 and on or
                 before September 30, 1997                  2.70

          (iii)     after September 30, 1997 and on or
                 before September 30, 1998                  3.00

          (iv) after September 30, 1998 and on or
                 before September 30, 1999                  3.50

          (v)  after September 30, 1999                     4.00


FIXED CHARGE COVERAGE RATIO (calculated for the period of the four most recently ended Fiscal Quarters)

     (a)  Consolidated EBITA                                $____________

     (b)  Consolidated Depreciation                              $____________

     (c)  Consolidated EBITDA ((a)+(b))                          $____________

     (d)  Consolidated Capital Expenditures                      $____________

     (e)  Consolidated Principal Payments                        $____________

     (f)  Consolidated Interest Expense                          $____________

     (g)  Fixed Charge Coverage Ratio (((c)-(d))/((e)+(f)))       _____________

     (h)  Required Ratio

          (i)  on December 31,1995                          1.60

          (ii) on March 31, 1996                            1.45

          (iii)     after March 31, 1996 and on or
                 before September 30, 1998                  1.30

          (iv) after September 30, 1998 and on or
                 before September 30, 2000                  1.15

          (v)  after September 30, 2000                     1.10


LEVERAGE RATIO (calculated as of the end of the most recently ended Fiscal Quarter)

     (a)  Consolidated Funded Debt                          $____________

     (b)  Consolidated EBITDA for the Four Most
            Recently Ended Fiscal Quarters            $____________

     (c)  Leverage Ratio ((a)/(b))                    _____________

     (d)  Required Ratio

          (i)  on December 31, 1995 and
                 on March 31,  1996                         4.50

          (ii) on June 30, 1996                             4.70

          (iii)     on September 30, 1996                   4.00

          (iv) after September 30, 1996 and on or
                 before September 30, 1997                  3.50

          (v)  after September 30, 1997 and on or
                 before September 30, 1998                  3.00

          (vi) after September 30, 1998 and on or
                 before September 30, 1999                  2.50

          (vii)     after September 30, 1999 and on or
                 before September 30, 2000                  2.25

          (viii)    after September 30, 2000                2.00


NET WORTH (calculated as of the end
of the most recently ended Fiscal Quarter)

     (a)  Consolidated Net Worth                                 $____________

     (b)  Required Amount

          (i)  on or after the Closing Date and
                 on or before December 30, 1995              $25,000,000

          (ii) after December 30, 1995 and on or
                 before December 30, 1996               $26,000,000

          (iii)     after December 30, 1996 and on or
                 before December 30, 1997               $29,000,000

          (iv) after December 30, 1997 and on or
                 before December 30, 1998               $33,000,000

          (v)  after December 30, 1998 and on or
                 before December 30, 1999               $39,000,000

          (vi) after December 30, 1999 and on or
                 before December 30, 2000               $45,000,000

          (vii)     after December 30, 2000             $50,000,000


CURRENT RATIO (calculated as of the end
of the most recently ended Fiscal Quarter)

     (a)  Consolidated Current Assets (other than
           Prepaid Expenses)                          $____________

     (b)  Consolidated Current Liabilities            $____________

     (c)  Current Ratio ((a)/(b))                     _____________

     (d)  Required Ratio

          (i)  on or after the Closing Date and
                 on or before March 31, 1996                1.05

          (ii) between each April 1 and September 30
                thereafter                                  1.20

          (iii)     between each October 1 and March 31
                thereafter                                  1.10


MANAGEMENT FEES (paid during the
most recently ended Fiscal Quarter)                   $____________


PAYMENTS TO AFFILIATES (paid during the
most recently ended Fiscal Quarter)                   $____________


CAPITAL EXPENDITURES (calculated for the most
recently ended Fiscal Quarter)                        $____________


EXCESS CASH FLOW-MANDATORY PREPAYMENT (calculated for the most recently ended Fiscal Year)

     (a)  Consolidated EBITDA                         $____________

     (b)  Consolidated Non-cash Charges and Losses          $____________

     (c)  Management Fees Paid

          (i)  in FY 1996, FY 1997 in excess of $500,000$____________

          (ii)  after FY 1997 in excess of $750,000   $____________

     (d)  Change in Adjusted Working Capital                     $____________

     (e)  Consolidated Non-cash Gains                 $____________

     (f)  Consolidated Principal Payments Paid         $____________

     (g)  Consolidated Interest Expense               $____________

     (h)  Consolidated Income Taxes                   $____________

     (i)  Consolidated Capital Expenditures           $____________

     (j)  Consolidated Gains on Asset Sales                      $____________

     (k)  Excess Cash Flow
           (((a)+(b)+(c))-((d)+(e)+(f)+(g)+(h)+(i)+(j))            _____________

     (l)  Mandatory Prepayment

          (i)  FY 1996, FY 1997 (.75*f)               $____________

          (ii) after FY 1997 (.50*f)                  $____________



I, [_______________], the [_______________] of Mistic Brands,
Inc., in my capacity as such, hereby certify that, to the best of my knowledge, the information contained herein is true and correct and no Default or Event of Default has occurred and is continuing on the date hereof.

Date: [______] [__], 199[_]             MISTIC BRANDS, INC.


                                   By:___________________________
                                       Name:
                                       Title: